Exhibit 99.4

[Letterhead of Wachtell, Lipton, Rosen & Katz]

August 20, 2008

IAC/InterActiveCorp

555 West 18th Street

New York, New York 10011

Ladies and Gentlemen:

We have acted as special counsel to IAC/InterActiveCorp, a Delaware corporation (“IAC”), in connection with the transactions contemplated by the Separation and Distribution Agreement (the “Separation Agreement”), dated as of the date hereof, by and among IAC, Ticketmaster, a Delaware corporation and a wholly-owned subsidiary of IAC (“TM Spinco”), Interval Leisure Group, Inc. a Delaware corporation and a wholly-owned subsidiary of IAC (“Interval Spinco”), HSN, Inc., a Delaware corporation and a wholly-owned subsidiary of IAC (“HSN Spinco”), and Tree.com, Inc., a Delaware corporation and a wholly-owned subsidiary of IAC (“Tree Spinco, together with TM Spinco, Interval Spinco and HSN Spinco, the “Spincos”, and each of the Spincos, a “Spinco”).  At your request, we are rendering our opinion as to certain United States federal income tax consequences of the Distributions contemplated by the Separation Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Separation Agreement.

In providing our opinion, we have reviewed:  (i) the Separation Agreement; (ii) the agreements identified in clauses (a) through (c) of the definition of “Ancillary Agreements”; (iii) the registration statement on Form S-1, as amended through the date hereof, and the exhibits thereto of each Spinco (the “Forms S-1”); (iv) IAC’s request for rulings submitted to the Internal Revenue Service on April 11, 2008, as supplemented through the date hereof, including all exhibits and appendices thereto (the “Ruling Request”), in connection with the transactions contemplated by the Separation Agreement; (v) certain resolutions adopted by the IAC board of directors and the board of directors of each Spinco; (vi) a letter, dated as of the date hereof, from one of IAC’s financial advisors addressed to the IAC board of directors and to us, substantiating certain of the corporate business purposes for the Distributions (the “Banker Letter”); (vii) a letter, dated as of the date hereof, from each of IAC, TM Spinco, Interval Spinco, HSN Spinco and Tree Spinco substantiating certain of the corporate business purposes of the Distributions (the “Fit and Focus Letters”); (viii) a representation letter, dated as of the date hereof, from IAC, TM Spinco, Interval Spinco, HSN Spinco and Tree Spinco (the “Representation Letter”); and (viii) such other documents, records and papers as we have deemed necessary or appropriate in order to give the opinion set forth herein.

For purposes of the opinion set forth below, we have assumed:  (i) that the statements contained in the Banker Letter and the Fit and Focus Letters are true and correct, and the statements and representations contained in the Representation Letter delivered in connection herewith and in the Ruling Request are true, complete, and correct as of the date hereof and will remain true, complete, and correct at all times up to and including the Distributions; (ii) that all statements and representations made to the knowledge or belief of any person or entity or with comparable qualification are true, complete, and correct as if made without such qualification; (iii) that all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform to the originals; (iv) that the transactions contemplated by the Separation Agreement will be consummated as described therein (and no covenants or conditions set forth therein and affecting this opinion will be waived or modified) and in the Ruling Request; (v) that IAC, TM Spinco, Interval Spinco, HSN Spinco, and Tree Spinco will treat the Distributions for federal income tax purposes in a manner consistent with the opinion set forth below; (vi) that the information and statements contained in the Forms S-1, IAC’s proxy statement relating to the annual meeting of stockholders held on August 1, 2008, and IAC’s Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal relating to IAC’s offer to purchase for cash (the “Offer”) any and all of its outstanding 7% Senior Notes due 2013 (the “IAC Notes”), as amended through the date hereof, are true, complete, and correct; and (vii) that all applicable reporting requirements have been or will be satisfied.  If any of the above described assumptions is untrue for any reason, or if the transactions are consummated in a manner that is different from the manner described in the Separation Agreement or in the Ruling Request, our opinion as expressed below may be adversely affected.

Based upon and subject to the foregoing, it is our opinion that, under presently applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations promulgated thereunder:

1.               The TM Distribution will be a transaction described in Section 355(a) and/or Section 368(a)(1)(D) of the Code;

2.               No gain or loss will be recognized by IAC by reason of the TM Distribution, other than with respect to any “excess loss account” or “intercompany transaction” required to be taken into account under Treasury Regulations relating to consolidated returns;

3.               No gain or loss will be recognized by (and no amount will be includible in the income of) any holder of IAC Common Stock or IAC Class B Common Stock by reason of such holder’s receipt of TM Common Stock in the TM Distribution, except with respect to cash received in lieu of fractional shares of TM Common Stock;

4.               The transfer by IAC of the Vacations Business to Interval Spinco (the “Interval Contribution”) and the assumption by Interval Spinco of related liabilities, if any, followed by the distribution by IAC of Interval Common Stock to holders of IAC Common Stock and IAC Class B Common Stock pursuant to the Interval Distribution will qualify as a reorganization under Sections 355 and 368(a)(1)(D) of the Code;

5.               No gain or loss will be recognized by IAC or Interval Spinco by reason of the Interval Contribution or the Interval Distribution, other than with respect to any “excess loss account” or “intercompany transaction” required to be taken into account under Treasury Regulations relating to consolidated returns;

6.               No gain or loss will be recognized by (and no amount will be includible in the income of) any holder of IAC Common Stock or IAC Class B Common Stock by reason of such holder’s receipt of Interval Common Stock in the Interval Distribution, except with respect to cash received in lieu of fractional shares of Interval Common Stock;

7.               The transfer by IAC of the Retailing Business to HSN Spinco (the “HSN Contribution”) and the assumption by HSN Spinco of related liabilities, if any, followed by the distribution by IAC of HSN Common Stock to holders of IAC Common Stock and IAC Class B Common Stock pursuant to the HSN Distribution will qualify as a reorganization under Sections 355 and 368(a)(1)(D) of the Code;

8.               No gain or loss will be recognized by IAC or HSN Spinco by reason of the HSN Contribution or the HSN Distribution, other than with respect to any “excess loss account” or “intercompany transaction” required to be taken into account under Treasury Regulations relating to consolidated returns;

9.               No gain or loss will be recognized by IAC with respect to cash received from HSN Spinco in connection with the HSN Contribution, provided that such cash is transferred to creditors of IAC pursuant to the plan of reorganization, including to beneficial owners of IAC Notes pursuant to the Offer;

10.         No gain or loss will be recognized by (and no amount will be includible in the income of) any holder of IAC Common Stock and IAC Class B Common Stock by reason of such holder’s receipt of HSN Common Stock in the HSN Distribution, except with respect to cash received in lieu of fractional shares of HSN Common Stock;

11.         The transfer by IAC of the Lending and Real Estate Business to Tree Spinco (the “Tree Contribution”) and the assumption by Tree Spinco of related liabilities, if any, followed by the distribution by IAC of Tree Common Stock to holders of IAC Common Stock and IAC Class B Common Stock pursuant to the Tree Distribution will qualify as a reorganization under Sections 355 and 368(a)(1)(D);

12.         No gain or loss will be recognized by IAC or Tree Spinco by reason of the Tree Contribution or the Tree Distribution, other than with respect to any “excess loss account” or “intercompany transaction” required to be taken into account under Treasury Regulations relating to consolidated returns; and

13.         No gain or loss will be recognized by (and no amount will be includible in the income of) any holder of IAC Common Stock or IAC Class B Common Stock by reason of such holder’s receipt of Tree Common Stock in the Tree Distribution, except with respect to cash received in lieu of fractional shares of Tree Common Stock.

This opinion relates solely to the federal income tax consequences of the Distributions and certain related matters.  We render no opinion as to:  (i) the federal income tax consequences of any conditions existing at the time of, or resulting from, the Distributions that are not specifically addressed above; (ii) except as expressly provided above with respect to the Interval Contribution, the HSN Contribution and the Tree Contribution, the federal income tax consequences of any internal restructuring steps or other transactions that occurred or will occur in connection with or in anticipation of the Distributions or any other transactions that occurred or will occur in connection with the Distributions, including, without limitation, whether any such transaction gives rise to an “excess loss account” or is an “intercompany transaction”; (iii) except as expressly provided in item 9 above, the federal income tax treatment of any distribution received by IAC; (iv) the federal income tax consequences of the transfer by IAC of the stock of FLMG Holdings Corp. to TM Spinco in exchange for intercompany receivables held by TM Spinco; (v) the federal income tax consequences of the issuance of non-voting preferred stock of LendingTree Holdings Corp. to one or more individuals in exchange for services; (vi) the federal income tax consequences of non-arm’s length payments (if any) made in connection with the transactions; and (vii) the tax consequences of the Distributions or any related transactions under state, local, or foreign tax laws.

Our opinion is based on current provisions of the Code, Treasury Regulations promulgated thereunder, published pronouncements of the Internal Revenue Service and case law, any of which may be changed at any time with retroactive effect.  Any change in applicable laws or the facts and circumstances surrounding the transactions, or any inaccuracy in the statements, facts, assumptions or representations upon which we have relied, may affect the continuing validity of our opinion as set forth herein.  We assume no responsibility to inform IAC of any such change or inaccuracy that may occur or come to our attention.

This opinion may not be applicable to holders of shares of IAC common stock who received their IAC common stock pursuant to the exercise of employee stock options or otherwise as compensation or who are not citizens or residents of the United States, or the distribution of shares to such holders.  In addition, this opinion may not be applicable to holders of shares of IAC common stock who are subject to special treatment under the Code (such as insurance companies, financial institutions, dealers in securities, or tax-exempt organizations).

We are furnishing this opinion solely to IAC in connection with the transactions contemplated by the Separation Agreement, and it is not to be relied upon, used, quoted, or otherwise referred to for any other purpose or by any other party without our prior consent.  We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to Form 8-K of IAC.  In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Very truly yours,

/s/ Wachtell, Lipton, Rosen & Katz